                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Jacksonville Bancorp, Inc. ("Company") on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Foss, President and Chief Executive Officer and I, Diana Tone, Chief Financial Officer and Compliance Officer of the Company certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002:

        (1) the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 23, 2006                         /s/ Richard A. Foss
--------------                         ---------------------------------------
Date                                   Richard A. Foss
                                       President and Chief Executive Officer


March 23, 2006                         /s/ Diana S. Tone
--------------                         ---------------------------------------
Date                                   Diana S. Tone
                                       Chief Financial Officer and Compliance
                                       Officer